NEWS

For Release:   April 23, 2003

Contact:       Financial:        Joseph F. Morris
                                 Senior Vice President, Chief Financial
                                 Officer and Treasurer
                                 (215) 443-3612

               Media:            David Kirk, APR
                                 (610) 792-3329

Summary: Penn-America Group, Inc. (NYSE:PNG) reports a 59.0 percent increase in operating income to $3.1 million or $0.21 per share (basic and diluted) for the first quarter of 2003. Net income increased 100.1 percent to $3.6 million or $0.24 per share (basic and diluted).

         HATBORO PA (April 23, 2003) -- Penn-America Group, Inc. (NYSE:PNG) today reported operating income of $3.1 million or $0.21 per share (basic and diluted) for the first quarter of 2003, compared with operating income of $2.0 million or $0.17 per share (basic and diluted) for the first quarter of 2002. Net income for the first quarter of 2003 was $3.6 million or $0.24 per share (basic and diluted) and included a net realized investment gain, after taxes, of $0.5 million. Net income for the first quarter of 2002 was $1.8 million or $0.15 per share (basic and diluted) and included a net realized investment loss, after taxes, of $0.2 million. Diluted weighted average shares outstanding increased
26.4 percent to 14,798,913 for the first quarter of 2003, primarily due to the issuance of 2,990,000 shares of common stock through a secondary public offering in December, 2002.
         Gross written premiums increased 34.5 percent to $40.4 million in the first quarter of 2003, compared with $30.0 million for the same period in 2002. Net written premiums increased 28.9 percent to $34.0 million in the current quarter, compared with $26.4 million for the same period in 2002. The GAAP combined ratio for the first quarter of 2003 was 95.1, compared with 99.9 for the first quarter of 2002.

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Page 2/Penn-America Group, Inc. (NYSE: PNG) First Quarter 2003 Results

         Jon Saltzman, president and CEO noted, "This sixth consecutive quarter of underwriting profitability reflects continuing excellent market conditions for the excess and surplus lines sector of the commercial property and casualty insurance business. Pricing is strong, with double-digit percentage price increases in the quarter across our book of business. We continue to believe that these favorable market conditions will continue through the remainder of the year."
         Operating income, a non-GAAP financial measure, is calculated by subtracting net realized investment gain (loss), after taxes, from net income. The Company uses operating income, among other measures, to evaluate its performance because the realization of net realized investment gains or losses in a given period is largely discretionary as to timing and could distort the comparability of results.


Teleconference for Interested Parties
         Saltzman and Joe Morris, senior vice president, CFO and treasurer will conduct a teleconference for interested parties today at 11:00 a.m. Eastern Daylight Time. To participate, telephone (888) 273-9890 a few minutes before 11:00 a.m. and request the Penn-America conference call. A digital recording of the teleconference will be available from 2:30 p.m. today through 11:59 p.m. Eastern Daylight Time, Wednesday, April 30, 2003. To hear the recording, telephone (800) 475-6701 at any time during that period and use access code 679480. This conference call also will be broadcast live at www.penn-america.com, supplied by CCBN. To listen to the Web Cast, your computer must have Windows Media Player installed. If you do not have Windows Media Player, go to www.penn-america.com prior to the call, where it can be downloaded for free. An online replay also will be available approximately one hour after the call.
         Penn-America Group, Inc. (NYSE:PNG) is a specialty commercial property and casualty insurance holding company that markets and underwrites general liability, commercial property and multi-peril insurance for small businesses in small towns and rural areas through a select network of wholesale general agents in the excess and surplus lines marketplace.


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Page 3/Penn-America Group, Inc. (NYSE: PNG)
First Quarter 2003 Results


Certain information included in this news release and other statements or materials published or to be published by the company are not historical facts but are forward-looking statements including, but not limited to, such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the company provides the following cautionary remarks regarding important factors which, among others, could cause the company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, results of the company's business, and the other matters referred to above include, but are not limited to: (1) risks inherent in establishing loss and loss adjustment expense reserves; (2) uncertainties relating to the financial ratings of the company's insurance subsidiaries; (3) uncertainties relating to government and regulatory policies; (4) uncertainties arising from the cyclical nature of the company's business; (5) changes in the company's relationships with, and the capacity of, its general agents; and (6) the risk that the company's reinsurers may not be able to fulfill their obligations to the company. For additional disclosure regarding potential risk factors, refer to documents filed by the company with the Securities and Exchange Commission, including the company's 2002 10-K.

Note:  Tables follow.


















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PENN-AMERICA GROUP, INC.  AND SUBSIDIARIES (NYSE: PNG)
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except share data)


                                                                      Three Months Ended
                                                        --------------------------------------------

                                                               3/31/03                  3/31/02
                                                               -------                  -------

Revenues:
    Premiums earned                                       $      34,365              $     22,983
    Net investment income                                         3,213                     2,833
    Net realized investment gain (loss)                             714                      (252)
                                                          ---------------          ----------------
        Total revenues                                           38,292                    25,564
                                                          ---------------          ----------------


Losses and expenses:
      Losses and loss adjustment expenses                        22,012                    15,286
      Amortization of deferred
        policy acquisition costs                                                            6,011
                                                                  8,617
    Other underwriting expenses                                                             1,657
                                                                  2,046
    Corporate expenses                                              185                       111
    Interest expense                                                304                        35
                                                          ---------------          ----------------
        Total losses and expenses                                33,164                    23,100
                                                          ---------------          ----------------

Income before income tax                                          5,128                     2,464
Income tax expense                                                1,554                       678
                                                          ---------------          ----------------


         Net income                                       $       3,574              $      1,786
                                                          ===============          ================


Operating income                                          $       3,103                     1,952
Net realized investment gain (loss),
    after taxes                                                     471                      (166)
                                                          ---------------          ----------------

         Net income                                       $       3,574                     1,786
                                                          ===============          ================


Basic and diluted income per share
Operating income                                          $        0.21             $        0.17
Net realized investment gain (loss),
    after taxes                                                    0.03                     (0.02)
                                                          ---------------          ----------------

         Net income                                       $        0.24             $        0.15
                                                          ===============          ================



Cash dividend per share                                   $     0.04375             $     0.03833

Weighted average shares outstanding
    Basic                                                    14,591,096                11,536,694
    Diluted                                                  14,798,913                11,710,482





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PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE: PNG)
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except ratios)





INSURANCE PERFORMANCE DATA                                      Three Months Ended
--------------------------                           --------------------------------------------

                                                       3/31/03                     3/31/02
                                                       -------                     -------

Gross written premiums                                  $ 40,396                  $   30,030
Net written premiums                                      33,998                      26,379

GAAP ratios:
    Loss ratio                                              64.1                        66.5
    Expense ratio                                           31.0                        33.4
                                                     -------------               -------------
    Combined ratio                                          95.1                        99.9

Statutory ratios:
     Loss ratio                                             64.1                        66.5
     Expense ratio                                          30.6                        31.8
                                                     -------------               -------------
     Combined ratio                                         94.7                        98.3






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PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE: PNG)
SELECTED CONSOLIDATED FINANCIAL DATA

(In thousands, except per share data)



SELECTED BALANCE SHEET DATA                                 March 31, 2003              December 31, 2002
---------------------------                                 --------------              -----------------

Investments and cash:
      Fixed maturities:
         Available for sale                                    $  262,561                       $  246,583
         Held to maturity                                           1,277                            1,963
      Equity securities                                            11,933                           18,625
      Short-term investments and cash                               7,137                            9,796
                                                        --------------------            ---------------------

                                                               $  282,908                       $  276,967
                                                        ====================            =====================



Reinsurance recoverable                                        $   27,612                       $   27,843

Total assets                                                      354,116                          347,239

Unpaid losses and loss adjustment
    expenses                                                      143,185                          137,747

Unearned premiums                                                  65,229                           65,365

Total liabilities                                                 234,374                          230,644

Total stockholders' equity                                        119,742                          116,595

Total shares outstanding                                       14,610,577                       14,572,098

Book value per share                                           $     8.20                       $     8.00

Statutory policyholders' surplus                               $  114,358                       $  110,222









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

PENN-AMERICA GROUP, INC. AND SUBSIDIARIES (NYSE: PNG)
SELECTED CONSOLIDATED FINANCIAL DATA
(In thousands, except ratios)


SUPPLEMENTARY DATA BY LINE OF BUSINESS                        Three Months Ended March 31, 2003
--------------------------------------                        ---------------------------------
                                                        Net                Net                 Loss
                                                      Written             Earned              and LAE
                                                     Premiums            Premiums              Ratio
                                                     --------            --------              -----
Core commercial lines:
Special property                                 $   2,710           $     3,385               74.7
CMP - property                                      12,665                12,886               58.7
CMP - liability                                      8,581                 8,794               63.8
Other & product liability                           10,057                 9,303               63.9
                                               ----------------     -----------------       --------------
     Total core commercial                          34,013                34,368               63.0
Exited lines 1                                         (15)                   (3)                *
                                               ----------------     -----------------       --------------
     Total                                       $  33,998           $    34,365               64.1
                                               ================     =================       ==============




                                                              Three Months Ended March 31, 2002
                                                              ---------------------------------

                                                     Net                  Net                Loss
                                                   Written               Earned             and LAE
                                                  Premiums              Premiums             Ratio
                                                  --------              --------             -----
Core commercial lines:
Special property                              $      2,540         $       2,373               73.7
CMP - property                                       9,957                 8,784               75.7
CMP - liability                                      7,224                 6,484               58.4
Other & product liability                            6,678                 5,337               58.0
                                            ----------------    -----------------      --------------
     Total core commercial                          26,399                22,978               66.5
Exited lines 1                                         (20)                    5                *
     Total                                  ----------------    -----------------      --------------
    Total core commercial
Exited lines
         Total                              ----------------    -----------------      --------------
                                            ----------------    -----------------      --------------
    Total                                     $     26,379         $      22,983               66.5
                                            ================    =================      ==============

1 Exited lines consist of commercial and personal automobile lines of business previously exited by the Company.

* Not meaningful




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